UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2020 (July 6, 2020)

CORELOGIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica

Irvine

California

92618-7471

(Street Address) (City) (State) (Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2020, the Board of Directors (the “Board”) of CoreLogic, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend distribution of one right (each, a “Right”) for each outstanding share of common stock, par value $0.00001 per share, of the Company (the “Common Stock”). The dividend is payable to holders of record as of the close of business on July 17, 2020 (the “Record Date”).

Each Right entitles the registered holder thereof to purchase from the Company, when exercisable and subject to adjustment, a unit consisting of one one-thousandth (1/1,000) of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), at a purchase price of $308.00 per Unit, subject to adjustment (the “Purchase Price”). The description and complete terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated as of July 6, 2020, between the Company and Equiniti Trust Company, as rights agent.

The following is a summary of the material terms of the Rights Agreement, and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Rights Certificates; Exercise Period; Term

Initially, the Rights will be attached to all Common Stock certificates then outstanding (or for book entry shares of Common Stock, the Rights will be represented by notations in the respective book entry accounts), and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date for the Rights (the “Distribution Date”) will occur upon the earlier of the (i) tenth (10th) business day following a public announcement (or, if the tenth (10th) business day after such public announcement occurs before the Record Date, the close of business on the Record Date) that a person or group of affiliated or associated persons (such person or group being an “Acquiring Person”), other than certain exempt persons, has acquired beneficial ownership of ten percent (10%) or more of the outstanding shares of Common Stock (or twenty percent (20%) or more of the outstanding shares of Common Stock in the case of passive institutional investors reporting beneficial ownership on Schedule 13G (a “Schedule 13G Institutional Investor”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), other than as a result of (a) pre-existing beneficial ownership in excess of the applicable threshold (in which case such person or group of affiliated or associated persons shall become an Acquiring Person if they become the beneficial owner of any additional shares of Common Stock; provided, for the avoidance of doubt, that the modification (directly or indirectly) of any derivative instrument or transaction that is not by its terms exchangeable or exercisable for, or convertible into, Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock of the Company shall be deemed to be an acquisition of beneficial ownership of additional shares of Common Stock of the Company (regardless of whether thereafter or as a result thereof there is an increase, decrease or no change in the percentage of Common Stock then outstanding beneficially owned by such person or group of affiliated or associated persons)), (b) repurchases of Common Stock or securities convertible or exchangeable into Common Stock by the Company, (c) certain inadvertent acquisitions or (d) certain other situations (as specified in the Rights Agreement) and (ii) tenth (10th) business day (or such later date as the Board may determine) following the

2

commencement of a tender or exchange offer by any person that would result in a person or group becoming an Acquiring Person. For purposes of the Rights Agreement, beneficial ownership is defined to include derivative securities.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, for book entry Common Stock, by the notations in the respective book entry accounts) and will be transferred with, and only with, such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference (for book entry Common Stock, this legend will be contained in the notations in book entry accounts) and (iii) the surrender for transfer of any Common Stock outstanding will also constitute the transfer of the Rights associated with such Common Stock. Pursuant to the Rights Agreement, the Company reserves the right to require, prior to the occurrence of a Triggering Event (as defined below), that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire on July 6, 2021, unless the Rights are earlier redeemed, exchanged or terminated.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock (or notices will be provided to holders of book entry Common Stock) as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only Common Stock issued prior to the Distribution Date will be issued with the Rights.

Change of Exercise of Rights Following Certain Events

The following described events are referred to as “Triggering Events.”

(a)    Flip-In Event. In the event that a person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, other securities, cash or other assets of the Company) having a value equal to two (2) times the Purchase Price. Notwithstanding any of the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void and any holder of such Rights (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such Rights. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until the Distribution Date.

(b)    Flip-Over Events. In the event that, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the shares of Common Stock of the Company are changed or exchanged or (iii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two (2) times the Purchase Price.

3

Redemption

At any time until the earlier of (i) ten (10) business days following public announcement that an Acquiring Person has become such (the “Stock Acquisition Date”) (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, ten (10) business days following the Record Date) or (ii) the expiration of the Rights Agreement, the Board may direct the Company to redeem all but not less than all of the then outstanding Rights, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board), subject to adjustment as provided in the Rights Agreement (the “Redemption Price”). Immediately upon the action of the Board directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange of Rights

At any time after a person or group of affiliated or associated persons becomes an Acquiring Person but before any person acquires beneficial ownership of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board may direct the Company to exchange the Rights (other than Rights owned by such person or group or certain related parties, which will have become null and void and non-transferable as described above), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Company may substitute Preferred Stock (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges) for Common Stock at an initial rate of one Unit of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges) per share of Common Stock. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or Units of Preferred Stock or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

Certain Adjustments

In order to preserve the actual or potential economic value of the Rights, the number of shares of Preferred Stock or other securities issuable upon exercise of the Rights, the Purchase Price, the Redemption Price and the number of Rights associated with each outstanding share of Common Stock are all subject to adjustment by the Board pursuant to certain customary anti-dilution provisions.

No Stockholder Rights Prior to Exercise

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Agreement

Subject to certain exceptions specified in the Rights Agreement, for so long as the Rights are then redeemable, the terms of the Rights and the Rights Agreement may be amended by the Company without the approval of any holders of Rights. Subject to certain exceptions specified in the Rights Agreement, after the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Company, without the approval of any holder of Rights, including to shorten or lengthen any time period under the Rights Agreement, so long as no such amendment (a) adversely affects the interests of

4

the holders of the Rights as such, (b) causes the Rights Agreement to become amendable other than as already provided in the Rights Agreement or (c) causes the Rights to again become redeemable.

Certain Anti-Takeover Effects; Miscellaneous

The Rights are not intended to prevent a takeover of the Company and should not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group of affiliated or associated persons that acquires beneficial ownership of ten percent (10%) (or twenty percent (20%) in the case of a Schedule 13G Institutional Investor) or more of the outstanding shares of Common Stock. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01—Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board approved a Certificate of Designation, Preferences, and Rights of Series A Junior Participating Preferred Stock of CoreLogic, Inc. (the “Certificate of Designation”). The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on July 7, 2020.

The shares of Preferred Stock shall not be redeemable. Each share of Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August, and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) one dollar ($1.00) or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock. In the event the Company shall at any time after July 6, 2020, (i) declare and pay any dividend on the Common Stock payable in Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the immediately preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the total number of shares of Common Stock outstanding immediately after such event and the denominator of which is the total number of shares of Common Stock that were outstanding immediately prior to such event.

5

The foregoing description of the rights of the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Amended and Restated Bylaws

On July 6, 2020, the Board approved and adopted, effective as of such date, the Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”). In addition to correcting a typographical error in Section 2.11(f), the Bylaws were amended to add Article X (Forum for Adjudication of Certain Disputes) to provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, only if the Court of Chancery in the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, another state or federal court located within the State of Delaware) shall be the sole and exclusive forum for the resolution of certain legal actions, including any (i) derivative action, (ii) action asserting a breach of fiduciary duty by the directors or officers of the Company, (iii) action based on the General Corporation Law of the State of Delaware, the Bylaws or the Amended and Restated Certificate of Incorporation of the Company, dated as of May 28, 2010 (each, as may be amended) and (iv) action asserting a claim governed by the internal affairs doctrine of the Company.

The foregoing summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 7, 2020, the Company issued a press release (the “Press Release”), released an investor presentation (the “Investor Presentation”), and delivered to Cannae and Senator the Unsolicited Bid Response Letter (each as defined below), each of which contained, among other matters, information regarding updated guidance for the fiscal year ended 2020 and guidance for the fiscal years ended 2021 and 2022.

The full texts of the Press Release, Investor Presentation and Unsolicited Bid Response Letter are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and are being “furnished” in accordance with General Instruction B.2 of Form 8-K and, as such, are not deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and are not incorporated by reference into any filings with the Securities and Exchange Commission unless explicitly so incorporated in such filings.

Item 8.01	Other Events.

On July 7, 2020, the Company issued the Press Release, announcing that its Board, in consultation with its independent financial and legal advisors, unanimously determined to reject the previously announced unsolicited proposal from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) received on June 26, 2020 to acquire the Company for $65.00 per share in cash, as it significantly undervalues the Company, raises serious regulatory concerns and is not in the best interests of the Company and its stockholders. In connection with the announcement, the Company sent a letter to its stockholders on July 7, 2020 regarding the unsolicited proposal, a copy of which is contained in the Press Release, and released the Investor Presentation. The Company informed Cannae and Senator of its decision in a letter on July 7, 2020, a copy of which is attached hereto as Exhibit 99.3 (the “Unsolicited Bid Response Letter”).

6

The Company also announced in the Press Release that its Board established a share repurchase authorization of $1 billion, which supersedes the Company’s previous share repurchase authorization.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Designation, Preferences, and Rights of Series A Junior Participating Preferred Stock of CoreLogic, Inc., dated July 7, 2020

3.2	Amended and Restated Bylaws of CoreLogic, Inc.

4.1	Rights Agreement dated as of July 6, 2020, by and between the Company and Equiniti Trust Company, as rights agent, which includes as Exhibit B the Form of Rights Certificate

99.1	Press Release dated July 7, 2020

99.2	Investor Presentation dated July 7, 2020

99.3	Letter to Cannae Holdings, Inc. and Senator Investment Group, LP dated July 7, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2020

CORELOGIC, INC.

By:	/s/ Frank D. Martell
Name:	Frank D. Martell
Title:	President and Chief Executive Officer

8

Exhibit 3.1

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

CORELOGIC, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware;

CoreLogic, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the board of directors of the Corporation (the “Board”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (as it may be amended, supplemented, corrected or restated from time to time, the “Certificate of Incorporation”), the Board on July 6, 2020, duly adopted the following resolution creating a series of shares of Preferred Stock, par value $0.00001 per share, of the Corporation (the “Preferred Stock”) designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and number of shares and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.    Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then-outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into the Series A Junior Participating Preferred Stock.

Section 2.    Dividends and Distributions.

(A)    Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of common stock, par value $0.00001 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August and November in each year (each such date being referred to herein as a “Quarterly

1

Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) one dollar ($1.00) or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 6, 2020 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Common Stock that were outstanding immediately following the occurrence of such event.

(B)    The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of one dollar ($1.00) per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date (the actual payment, however, may be deferred if prohibited under any debt instruments).

(C)

(i)    If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

2

(ii)    During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to Section 2(C)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided that such voting right shall not be exercised unless the holders of a majority of the number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 2(C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten (10) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 2(C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)    In any default period, the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board may (except as provided in Section 2(C)(iii)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Section 2(C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

3

(v)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (as the same may be amended, supplemented, corrected or restated from time to time, the “Bylaws”) irrespective of any increase made pursuant to the provisions of Section 2(C)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws).

(D)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

4

(C)    Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv)    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5

Section 5.    Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or as otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) one dollar ($1.00) plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” shall initially be one thousand (1,000). In the event the Corporation shall at any time after July 6, 2020 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of

6

Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8.    No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.    Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10.    Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11.    Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[Signature Page Follows]

7

IN WITNESS WHEREOF, this Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock is executed on behalf of the Corporation by its duly authorized officer as of this 7th day of July, 2020.

/s/ Frank D. Martell
Name:	Frank D. Martell
Title:	President and Chief Executive Officer

[Signature Page to Certificate of Designation]

Exhibit 3.2

AMENDED AND RESTATED

BYLAWS

OF

CORELOGIC, INC.

(a Delaware corporation)

ARTICLE I

CORPORATE OFFICES

Section 1.1    Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2    Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1    Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as may be determined by the Board of Directors. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2    Special Meeting. A special meeting of the stockholders may be called at any time only by the Board of Directors, or by the Chairman of the Board of Directors or the Chief Executive Officer with the concurrence of a majority of the Board of Directors and shall be called by the Board of Directors upon written request to the Secretary by the holders of shares entitled to cast not less than 10% of the shares entitled to vote at the proposed special meeting. A stockholder request for a special meeting shall be directed to the Secretary and shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall be accompanied by a written notice setting forth the information required by Section 2.10(b) as to the business proposed to be conducted and any nominations proposed to be presented at the special meeting and as to the stockholder(s) proposing such business or nominations. At any special meeting requested by stockholders, the business transacted shall be

1

limited to the purpose(s) stated in the request for meeting; provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders and to cause other business to be transacted. A special meeting requested by stockholders in accordance with this Section 2.2 shall be held at such date, time and place within or without the State of Delaware as may be designated by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (i) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the annual meeting) the business specified in the special meeting request, (iii) the request for the special meeting is received by the Secretary during the period commencing ninety (90) days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, or (iv) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within ninety (90) days prior to receipt by the Secretary of the request for special meeting (and, for purposes of this clause (iv), the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors). A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary; provided, however, that if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. Subject to the foregoing, the Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

Section 2.3    Notice of Stockholders’ Meetings.

(a)    Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law. Each such notice shall state the place, if any (or the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person to vote at such meeting), date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”). If mailed, such notice shall be deemed given when deposited in the

2

United States mail, postage prepaid, directed to each stockholder at such stockholder’s address appearing on the books of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent or other agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the DGCL or any successor provisions.

(b)    When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally called, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith.

(c)    Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders need be specified in a waiver of notice.

Section 2.4    Organization.

(a)    Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in the absence of the Chairman of the Board by the Chief Executive Officer, or in the absence of the foregoing persons by a person designated by the Board of Directors, or in the absence of a person so designated by the Board of Directors, by a Chairman chosen at the meeting by the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Chairman of the meeting shall appoint, shall act as Secretary of the meeting and keep a record of the proceedings thereof.

3

(b)    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the Chairman of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chairman of the meeting shall have the right and authority to convene and (for any or no reason) to postpone, recess and/or adjourn the meeting and to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting), limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.

Section 2.5    List of Stockholders. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be prepared by the Secretary or other officer having charge of the stock ledger and shall be open to the examination of any stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stockholder list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the identity of the stockholders entitled to vote in person or by proxy at the meeting and entitled to examine the list required by this Section 2.5.

Section 2.6    Quorum. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereon, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section 2.7, without notice other than announcement at the

4

meeting and except as provided in Section 2.3(b), until a quorum is present or represented. If a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

Section 2.7    Adjourned Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason from time to time by either the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereon, present in person or represented by proxy. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.8    Voting.

(a)    Except as otherwise provided by law or the Certificate of Incorporation, each holder of stock of the Corporation shall be entitled to one (1) vote for each share of such stock held of record by such holder on all matters submitted to a vote of stockholders of the Corporation.

(b)    Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote thereon, present in person or represented by proxy, and where a separate vote by class or series is required, if a quorum of such class or series is present, such act shall be authorized by the affirmative vote of the holders of a majority in voting power of the stock of such class or series entitled to vote thereon, present in person or represented by proxy.

Section 2.9    Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, signed by the person and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy by the stockholder or the stockholder’s attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

5

Section 2.10    Notice of Stockholder Business and Nominations.

(a)    Annual Meeting.

(i)    Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a).

(ii)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth:

                (A)    as to each person whom the stockholder proposes to nominate for election or re-election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if

6

elected, (3) such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and (4) include a completed and signed questionnaire, representation and agreement required by Section 2.10(c) of these Bylaws;

                (B)    as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made;

                (C)    as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

                (1)    the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner,

                (2)    the class or series and number of shares of capital stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of capital stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and

                (3)    a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination or business;

                (D)    as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination or proposal is made, as to such beneficial owner:

                (1)    the class or series and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder or beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of capital stock of the Corporation beneficially owned by such stockholder or beneficial owner as of the record date for the meeting,

7

                (2)    a description of any agreement, arrangement or understanding, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner), with respect to the nomination or other business between or among such stockholder and/or beneficial owner, any of their respective affiliates or associates, and any other person acting in concert with any of the foregoing (including, in the case of a nomination, the nominee) and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting,

                (3)    a description of any agreement, arrangement or understanding (including any short position, any contract, derivative, swap, option, warrant, or similar right, any repurchase or so-called “stock borrowing” agreement, or similar transaction or series of transactions that is in effect as of the date of the notice) involving such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from decreases in the share price of any class or series of the Corporation’s capital stock or decrease the voting power of the stockholder or beneficial owner with respect to shares of capital stock of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of the shares of capital stock of the Corporation (any of the foregoing, a “Short Interest”), and the class or series and number of shares of the Corporation’s capital stock that relate to such agreements, arrangements or understandings and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any agreement, arrangement or understanding of this nature in effect as of the record date for the meeting,

                (4)    a description of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of capital stock of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any shares of capital stock of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the

8

ownership of shares of capital stock of the Corporation that is in effect as of the date of the notice and the class or series and number of shares of the Corporation’s capital stock relating to such options, warrants, convertible security, stock appreciation right or similar right, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any shares of capital stock of the Corporation or which contract, derivative, swap or other transaction or series of transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of capital stock of the Corporation (any of the foregoing, a “Synthetic Equity Interest”), directly or indirectly beneficially owned by such stockholder or such beneficial owner as of the date of the notice, which Synthetic Equity Interest shall be disclosed whether or not such instrument, contract or right shall be subject to settlement in the underlying shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether such instrument, contract or right conveys any voting rights in such shares to such stockholder or beneficial owner or whether such stockholder or beneficial owner may have entered into other transactions that hedge or mitigate the economic effect of such instrument, contract or right, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any Synthetic Equity Interest in effect as of the record date for the meeting,

                (5)    a description of any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship in effect as of the date of the notice pursuant to which such stockholder or such beneficial owner has or shares a right to vote or direct any third party to vote any shares of capital stock of the Corporation and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any proxy, agreement, arrangement, understanding or relationship of this nature in effect as of the record date for the meeting,

                (6)    a description of any proportionate interest in shares of capital stock of the Corporation, Short Interest or Synthetic Equity Interest held, directly or indirectly, as of the date of the notice by (x) a general or limited partnership in which any such stockholder or beneficial owner is a

9

general partner or, directly or indirectly, beneficially owns an interest, (y) a limited liability company in which any such stockholder or beneficial owner is a member or, directly or indirectly, beneficially owns an interest or (z) any other entity in which any such stockholder or beneficial owner, directly or indirectly, beneficially owns an interest, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such proportionate interest in effect as of the record date for the meeting,

                (7)    a description of any carried interest, profits interest, or other performance-related fees (other than an asset-based fee) that such stockholder or such beneficial owner is or may be entitled to as of the date of the notice based directly or indirectly on any past, present or future increase or decrease in the price or value of shares of capital stock of the Corporation, Short Interest or Synthetic Equity Interest, if any, including, without limitation, any such interests held by members of any such stockholder’s or such beneficial owner’s immediate family sharing the same household, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such performance-related fees in effect as of the record date for the meeting,

                (8)    a description of any significant equity interests or Short Interests or any Synthetic Equity Interests in any principal competitor of the Corporation held by such stockholder or such beneficial owner as of the date of the notice, and the class or series and number of shares of such principal competitor’s capital stock relating to any such equity interests, Short Interests or Synthetic Equity Interests, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such equity interests, Short Interests or Synthetic Equity Interests in effect as of the record date for the meeting,

                (9)    a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and

                (10)     any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies

10

or consents by such stockholder or beneficial owner in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder (the disclosures to be made pursuant to the foregoing clauses (1) through (10) being referred to as “Disclosable Interests”;

provided that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a proposing person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

The foregoing notice requirements of this Section 2.10(a)(ii) shall not apply to any stockholder proposal if (i) a stockholder has notified the Corporation of his or her intention to present such stockholder proposal at an annual meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and (ii) such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(iii)    Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 2.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(ii) of this Section 2.10 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.10 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)    Special Meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors (or stockholders pursuant to Section 2.2 hereof) or (ii) provided that the Board of Directors (or stockholders pursuant to Section 2.2 hereof) has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at

11

the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.10. The proposal by stockholders of other business to be conducted at a special meeting of stockholders may be made only in accordance with Section 2.2 hereof. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by paragraph (a)(ii) of this Section 2.10 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)    Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of notice under this Section 2.10), to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in a form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question in his or her capacity as a director (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

12

(d)    General.

(i)    Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(D)(9) of this Section 2.10). If any proposed nomination or business was not made or proposed in compliance with this Section 2.10, the Chairman of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, if the stockholder does not provide the information required under clauses (a)(ii)(C) and (a)(ii)(D) of this Section 2.10 to the Corporation within five business days following the record date for an annual or special meeting or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(ii)    For purposes of this Section 2.10, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

13

(iii)    Notwithstanding the foregoing provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.10; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.10 (including paragraphs (a)(i)(c) and (b) hereof), and compliance with paragraphs (a)(i)(c) and (b) of this Section 2.10 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the last sentence of paragraph (a)(ii), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.11    Action by Written Consent.

(a)    Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of issued and outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.11 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this Section 2.11.

(b)    In the event of the delivery, in the manner provided by this Section 2.11 and applicable law, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as

14

the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with this Section 2.11 represent at least the minimum number of votes that would be necessary to take the corporate action. The action by written consent and without a meeting will take effect as of the date and time of the certification of the written consents and will not relate back to the date the written consents were delivered to the Corporation.

(c)    Any electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section 2.11, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. Except to the extent and in the manner authorized by the Board of Directors, no consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

(d)    Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire writing.

(e)    Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner required by this Section 2.11.

(f)    If the Board of Directors shall determine that any request to take stockholder action by written consent was not properly made in accordance with this Section 2.11, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Section 2.11, or if any request to fix a record date in order to determine the stockholders entitled to consent to corporate action without a meeting was not properly made in accordance with Section 7.7(b), then the Board of Directors shall not be required to fix a record date and any such

15

purported action by written consent shall be null and void to the fullest extent permitted by applicable law. Further, nothing contained in this Section 2.11 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Section 2.12    Inspectors of Election. Before any meeting of stockholders, the Board of Directors shall appoint one or more inspectors of election to act at the meeting or its postponement or adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, then the Chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed such an inspector.

Such inspectors shall:

(a)    determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, and the authenticity, validity, and effect of proxies;

(b)    hear and determine all challenges and questions in any way arising in connection with the right to vote;

(c)    count and tabulate all votes, ballots or consents;

(d)    certify the inspectors’ determination of the number of shares represented at the meeting and the count of all votes, ballots or consents; and

(e)    do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. Any report or certificate made by the inspectors of election shall be prima facie evidence of the facts stated therein.

Section 2.13    Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by

16

means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

DIRECTORS

Section 3.1    Powers. Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and shall be exercised by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2    Number, Term of Office and Election. The number of directors shall be established in the manner set forth in the Corporation’s Certificate of Incorporation. Except as provided in Section 3.3, directors shall be elected by the vote of the majority of the votes cast at the stockholders’ annual meeting with respect to the director nominee; provided, however, that if, as of a date that is five (5) business days in advance of the date that the Corporation files its definitive proxy statement with the Securities and Exchange Commission, regardless of whether or not thereafter revised or supplemented, the number of director nominees exceeds the number of directors to be elected, the directors (not exceeding the authorized number of directors as fixed by the Board of Directors in accordance with the Certificate of Incorporation) shall be elected by a plurality of votes of the voting shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted ‘for’ a director must exceed the number of shares voted ‘against’ that director (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). If, for any cause, the entire Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed.

17

Section 3.3    Vacancies. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled solely by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum, and directors so chosen shall hold office until the expiration of the term of office of the director whom he or she has replaced and until his or her successor shall be elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.4    Resignations and Removal.

(a)    Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board of Directors, the Chairman of the Board of Directors or the Secretary, as the case may be. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b)    Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority in voting power of all issued and outstanding stock entitled to vote at an election of directors.

Section 3.5    Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.6    Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the Secretary or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five (5) days before the day on which such meeting is to be held, or shall be sent to such director at such place by telecopy, telegraph, electronic transmission or other form of recorded communication, or be delivered personally or by telephone, in each case at least twenty-four (24) hours prior to the time set for such meeting. Notice of any meeting need not be given to any

18

director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7    Participation in Meetings by Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8    Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors. The Chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3.9    Board of Directors Action by Written Consent Without a Meeting. Any action required or permitted to be taken by the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors or committee, as the case may be.

Section 3.10    Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.11    Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 3.12    Chairman and Vice Chairman of the Board of Directors. The Corporation shall have a Chairman of the Board and, at its discretion, a Vice Chairman of the Board. Any

19

such Chairman of the Board or Vice Chairman of the Board may be an officer of this Corporation if determined by the Board of Directors pursuant to Section 5.1. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors and shall exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Directors or as may be prescribed by these Bylaws.

Section 3.13    Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV

COMMITTEES

Section 4.1    Committees of the Board of Directors. The Board of Directors may, by resolution, designate one or more committees, including but not limited to an Executive Committee and an Audit Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

Section 4.2    Meetings and Action of Committees. Any committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper.

20

ARTICLE V

OFFICERS

Section 5.1    Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any two of such offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers.

Section 5.2    Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which he or she is a party. Any officer may resign at any time upon written notice to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 5.3    Chief Executive Officer. The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation and shall be responsible for corporate policy and strategy. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders.

Section 5.4    Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

21

Section 5.5    Vice Presidents. The Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.6    Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.7    Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.8    Additional Matters. The Chief Executive Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 5.9    Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

22

Section 5.10    Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.11    Action with Respect to Securities of Other Corporations. The Chief Executive Officer or any other officer of the Corporation authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

ARTICLE VI

INDEMNIFICATION

Section 6.1    Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, arbitration, alternative dispute mechanism, inquiry, administrative or legislative hearing, investigation or any other actual, threatened or completed proceeding, including any and all appeals, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 6.3 with respect to

23

proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board of Directors of the Corporation.

Section 6.2    Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent not prohibited by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3    Right of Indemnitee to Bring Suit. If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, or if a claim for any advancement of expenses under this Article VI is not paid within 20 days after the Corporation has received a statement or statements requesting such amounts to be advanced, the indemnitee may at any time thereafter (but not before) bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (b) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors,

24

independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.

Section 6.4    Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise.

Section 6.5    Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.6    Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 6.7    Nature of Rights. All rights granted pursuant to this Article VI shall vest at the time a person becomes a director or officer of the Corporation and shall be deemed to be provided by a contract between the Corporation and each director or officer who serves in such capacity at any time while this Article VI is in effect. Any repeal or modification of the provisions of this Article VI shall be prospective only and shall not adversely affect the rights of any director or officer in effect hereunder at the time of any act or omission occurring prior to such repeal or modification. The rights granted pursuant to this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.8    Settlement of Claims. The Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any action or claim effected without the Corporation’s written consent, which consent shall not be unreasonably withheld, or for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

25

Section 6.9    Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.10    Procedures for Submission of Claims. The Board of Directors may establish reasonable procedures for the submission of claims for indemnification pursuant to this Article VI, determination of the entitlement of any person thereto and review of any such determination.

ARTICLE VII

CAPITAL STOCK

Section 7.1    Certificates of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 7.2    Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock

26

or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Section 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 7.3    Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

Section 7.4    Lost Certificates. The Corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5    Addresses of Stockholders. Unless a stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices must be served or mailed to such stockholder, such notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such stockholder.

Section 7.6    Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

27

Section 7.7    Record Date for Determining Stockholders.

(a)    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)    The Board may fix a record date in order that the Corporation may determine the stockholders entitled to consent to a corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board fix a record date. To be valid, such notice shall set forth (i) a description of the action that such stockholder proposes to authorize or take by written consent, including the text of any proposal to be submitted to stockholders; (ii) the information required by Section 2.10 to be contained in a stockholder’s notice of business to be brought before a meeting of stockholders; and (iii) any other information relating to the stockholder, the beneficial owner (if any) on whose behalf the proposal is made, or the proposal that would be required to be disclosed in a proxy statement or other filings in connection with the solicitations of proxies or consents relating to the proposed action pursuant to and in accordance with Regulation 14A under the Exchange Act. The Board shall promptly, but in all events within ten days after the date on which a valid written notice is received, adopt a resolution fixing the

28

record date (unless a record date has previously been fixed by the Board). If no record date has been fixed by the Board or otherwise within ten days after the date on which a valid written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by Delaware law, shall be the first date after the expiration of such ten day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. If no record date has been fixed by the Board and prior action by the Board is required by Delaware law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 7.8    Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

ARTICLE VIII

GENERAL MATTERS

Section 8.1    Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or such other 12 consecutive months as the Board of Directors may designate.

Section 8.2    Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.3    Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

Section 8.4    Reliance Upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

29

Section 8.5    Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

ARTICLE IX

AMENDMENTS

Section 9.1    Amendments. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws, except that the portion of the second sentence of Section 3.2 providing that directors shall be elected by the vote of the majority of the votes cast at the stockholders’ annual meeting with respect to the director nominee may only be amended or repealed by the affirmative vote or written consent of the holders of at least a majority in voting power of the issued and outstanding stock entitled to vote. In addition to any requirements of law and any other provision of these Bylaws or the Certificate of Incorporation, and notwithstanding any other provision of these Bylaws, the Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

ARTICLE X

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section 10.1    Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the DGCL or the Certificate of Incorporation of the Corporation or these Bylaws (each, as in effect from time to time) or (d) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the

30

State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing, otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.1. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section 10.1 with respect to any current or future actions or claims.

The foregoing Amended and Restated Bylaws were adopted by the Board of Directors on July 6, 2020 to be effective July 6, 2020.

31

Exhibit 4.1

CORELOGIC, INC.

and

EQUINITI TRUST COMPANY,

as Rights Agent,

RIGHTS AGREEMENT

Dated as of July 6, 2020

i

EXHIBITS

Exhibit A –	Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock
Exhibit B –	Form of Rights Certificates
Exhibit C –	Form of Summary of Rights to Purchase Preferred Stock

ii

RIGHTS AGREEMENT

This RIGHTS AGREEMENT, dated as of July 6, 2020 (this “Agreement”), is by and between CoreLogic, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, a limited trust company organized under the laws of the State of New York, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on July 6, 2020 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) (i) adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on July 17, 2020 (the “Record Date”); and (ii) authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(o) hereof) for each share of Common Stock of the Company issued (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) and in certain other circumstances provided herein; and

WHEREAS, each Right initially represents the right to purchase one one-thousandth (1/1,000) of a share of Preferred Stock (as hereinafter defined), having the rights, powers and preferences set forth in the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

Section 1.    Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)    “Acquiring Person” shall mean any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of ten percent (10%) or more of the shares of Common Stock then-outstanding, but shall not include any Exempt Person (as hereinafter defined); provided, however, that no Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than twenty percent (20%) of the shares of Common Stock then-outstanding, and who or which is required to file, and files, a statement on Schedule 13G (as hereinafter defined) pursuant to Rule 13d-1(b)(1) of the General Rules and Regulations under the Exchange Act (as hereinafter defined) as in effect at the time of the first public announcement of the adoption of this Agreement with respect to the shares of Common Stock beneficially owned by such Person (a “13G Institutional Investor”), shall be deemed to be an Acquiring Person; provided, further, however, that a Person who or which was a 13G Institutional Investor shall no longer be a 13G Institutional Investor from and after the time it became subject to an obligation to file (regardless of the due date of such filing) a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the first public announcement of the adoption of this Agreement with respect to the shares of Common Stock beneficially owned by such Person, and shall be deemed an Acquiring Person if it, together with all Affiliates and Associates of such Person, is the Beneficial Owner of ten percent (10%) or more of the shares of Common Stock then-outstanding at any point from and after the time it first became subject to an obligation to file (regardless of the due date of such filing) such a statement on Schedule 13D; provided that if at such time such Person’s (together with all Affiliates and Associates of such Person) Beneficial Ownership of the shares of Common Stock then-outstanding is not less than ten percent (10%), then such Person shall have thirty (30) days from such time to reduce the Beneficial Ownership of shares of Common Stock of such Person (together with all Affiliates and Associates of such Person) to below ten percent (10%) of the shares of Common Stock then-outstanding before being deemed an Acquiring Person but shall be deemed an Acquiring Person if after reducing its (together with all Affiliates and Associates of such Person) Beneficial Ownership of the shares of Common Stock then-outstanding to below ten percent (10%) it (together with all Affiliates and Associates of such Person) subsequently becomes the Beneficial Owner of ten percent (10%) or more of the shares of Common Stock then-outstanding or if, prior to reducing its (together with all Affiliates and Associates of such Person) Beneficial Ownership of the shares of Common Stock then-outstanding to below ten percent (10%), it (together with all Affiliates and Associates of such Person) increases its Beneficial Ownership of the shares of Common Stock then-outstanding (other than as a result of an acquisition of shares of Common Stock by the Company) above the lowest Beneficial Ownership of shares of Common Stock of such Person (together with all Affiliates and Associates of such Person) at any time during such thirty (30) day period. Notwithstanding the foregoing, the following shall not be deemed Acquiring Persons:

(i)    any Person who is the Beneficial Owner, as of the time of the first public announcement of the adoption of this Agreement (including any shares Beneficial Ownership of which is acquired on the date of announcement pursuant to orders placed prior to becoming aware of such announcement), of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, or more of the shares of Common Stock then-outstanding, unless and until such Person shall, after the time of such first public announcement of the adoption of this Agreement, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), other than at a time when such Person is the Beneficial Owner of less than ten percent (10%)), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, of the outstanding shares of Common Stock; provided that such acquisition does not cause such Person to then become the Beneficial Owner of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, or more of the shares of Common Stock then-outstanding; provided, for the avoidance of doubt, that for all purposes under this Section 1(a)(i) the modification (directly or indirectly) of any derivative instrument or transaction that on the date hereof is not by its terms exchangeable or exercisable for, or convertible into, Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock of the Company shall be deemed to be an acquisition of Beneficial Ownership of additional shares of Common Stock of the Company (regardless of whether thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Stock then outstanding Beneficially Owned by such Person);

(ii)    any Person who becomes the Beneficial Owner of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, or more of the shares of Common Stock then-outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company (or any Exempt Person) unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, or more of the then-outstanding shares of Common Stock, acquires Beneficial Ownership of additional shares of Common Stock representing 0.5% or more of the shares of Common Stock then-outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock);

(iii)    any 13G Institutional Investor or any Person who has reported or is required to report such ownership on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule 13D (other than the disposition of the Common Stock) and, within ten (10) Business Days (as hereinafter defined) of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of nine and nine-tenths percent (9.9%) in the case of a Person who is not a 13G Institutional Investor, or in excess of nineteen and nine-tenths percent (19.9%), in the case of a 13G Institutional Investor, inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while such Person is the Beneficial Owner of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%) in the case of a 13G Institutional Investor, or more of the shares of Common Stock then-outstanding; provided, however, that if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation;

(iv)    any Person who becomes an “Acquiring Person” as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof or the first public announcement of this Agreement, is the Beneficial Owner of ten percent (10%), in the case of a Person who is not a 13G Institutional Investor, or twenty percent (20%), in the case of a 13G Institutional Investor, or more of the Common Stock then-outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes; or

(v)    any Person who becomes an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees.

(b)    “Act” shall mean the Securities Act of 1933, as amended.

(c)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d)    “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(e)    A Person shall be deemed the “Beneficial Owner” of, have “Beneficial Ownership” of and to “beneficially own” any securities:

(i)    which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person) or upon compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own or have Beneficial Ownership of, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities that such Person has a right to acquire upon the exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined), (C) securities issuable upon the exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(o) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board prior to such Person becoming an Acquiring Person;

(ii)    which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or is the Beneficial Owner of, beneficially owns or has Beneficial Ownership of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own or have Beneficial Ownership of, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)    which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) and with respect to which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company; or

(iv)    which are the subject of a derivative transaction entered into by such Person (or any of such Person’s Affiliates or Associates), including, for these purposes, any derivative instrument (whether or not presently exercisable) acquired by such Person (or any of such Person’s Affiliates or Associates), that gives such Person (or any of such Person’s Affiliates or Associates) the economic equivalent of direct or indirect ownership of, or opportunity to obtain ownership of, an amount of such securities where the value of the derivative is determined in whole or in part with reference to, or derived in whole or in part from, the price or value of such securities, or which provides such Person (or any of such Person’s Affiliates or Associates) an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any change in the value of such securities, in any case without regard to whether (a) such derivative conveys any voting rights in such securities to such Person (or any Affiliate or Associate thereof), (b) the derivative is required to be, or capable of being, settled through delivery of such securities, cash or other property, or (c) such Person (or any of such Person’s Affiliates or Associates) may have entered into other transactions that hedge the economic effect of such derivative. In determining the number of shares of Common Stock of the Company the subject Person shall be deemed the Beneficial Owner of, to beneficially own or to have Beneficial Ownership of by virtue of the operation of this Section 1(e)(iv), the subject Person shall be deemed to beneficially own (without duplication) the notional or other number of shares of Common Stock of the Company specified in the documentation evidencing the derivative position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part, and in any case (or if no such number of shares of Common Stock of the Company is specified in such documentation or otherwise), as determined by the Board in good faith to be the number of shares of Common Stock of the Company to which the derivative position relates;

provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(e)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided, further, that nothing in this paragraph (e) shall cause (x) a Person engaged in business as an underwriter of securities or (y) an initial purchaser in a bona fide offering pursuant to Section 144A of the Act to be the Beneficial Owner of, to beneficially own or have Beneficial Ownership of, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting or a bona fide offering pursuant to Section 144A of the Act, as applicable, until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days. For all purposes of this Agreement, the phrase “then-outstanding” when used with reference to the percentage of the then-outstanding securities beneficially owned by a Person shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to be the Beneficial Owner of, to beneficially own or have Beneficial Ownership of hereunder.

(f)    “Board” shall have the meaning set forth in the recitals to this Agreement.

(g)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h)    “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

(i)    “Close of Business” on any given date shall mean 5:00 p.m., Irvine, California time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., Irvine, California time, on the next succeeding Business Day.

(j)    “Common Stock” shall mean the common stock, par value $0.00001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management, of such Person or, if such Person is a Subsidiary (as hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(k)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l)    “Company” shall have the meaning set forth in the preamble to this Agreement, except as otherwise provided in Section 13(a).

(m)    “Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

(n)    “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o)    “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p)    “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(q)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r)    “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(s)    “Exempt Person” shall mean the Company or any Subsidiary (as hereinafter defined) of the Company, in each case, including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(t)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(u)    “Final Expiration Date” shall mean the date upon which the Rights expire and shall be 5:00 PM, Irvine, California time on July 6, 2021.

(v)    “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(w)    “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(x)    “NYSE” shall mean the New York Stock Exchange.

(y)    “Original Rights” shall have the meaning set forth in Section 1(e)(i) hereof.

(z)    “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, association, syndicate or other entity and shall include any successor (by merger or otherwise) of any such individual or entity.

(aa)    “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.00001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock, having the rights and preferences set forth in the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock attached hereto as Exhibit A.

(bb)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(cc)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(dd)    “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ee)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ff)    “Rights” shall have the meaning set forth in the recitals to this Agreement.

(gg)    “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

(hh)    “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.

(ii)    “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(jj)    “Schedule 13D” shall refer to a Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e) or 13d-1(g) of the General Rules and Regulations under the Exchange Act.

(kk)    “Schedule 13G” shall refer to a Schedule 13G filing required pursuant to Rule 13d-1(b)(1) of the General Rules and Regulations under the Exchange Act.

(ll)    “Section 13 Event” shall mean any event described in clause (i), (ii) or (iii) of Section 13(a) hereof.

(mm)    “Security” shall have the meaning set forth in Section 11(d) hereof.

(nn)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo)    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(pp)    “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect or appoint at least a majority of the board of directors (or other Persons having similar functions) of such corporation or other entity are at the time, directly or indirectly, beneficially owned, or otherwise controlled by such Person.

(qq)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(ss)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(tt)    “Triggering Event” shall mean any Flip-In Event or any Section 13 Event.

(uu)    “Trust” shall have the meaning set forth in Section 24(a) hereof.

(vv)    “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

(ww)    “13G Institutional Investor” shall have the meaning set forth in Section 1(a) hereof.

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Stock) in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. In the event that the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall reasonably determine; provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.    Issuance of Rights Certificates.

(a)    Until the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than an Exempt Person or any Person not deemed an Acquiring Person upon consummation of such an offer under Section 1(a)(i), Section 1(a)(ii) or Section 1(a)(iii) of this Agreement) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of clauses (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders thereof (or, for Book Entry shares, the notations in the respective accounts for the Common Stock) and not by separate Rights Certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more Rights Certificates, in substantially the form attached hereto as Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities, or responsibilities of the Rights Agent), to minimize the possibility that Rights are received by Persons whose Rights would be null and void under Section 7(e) hereof, and provide reasonably prompt written notice thereof to the Rights Agent. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. Except as otherwise provided in this Agreement, as of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)    The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for Book Entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary contained herein, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights, and for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c)    Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement by and between CoreLogic, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, a limited trust company organized under the laws of the State of New York (or any successor rights agent, the “Rights Agent”), dated as of July 6, 2020 (as originally executed and as it may be amended or restated from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

Notwithstanding this Section 3(c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.    Form of Rights Certificates.

(a)    The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be in substantially the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of, and conditioned upon, this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths (1/1,000) of a share of Preferred Stock as shall be set forth therein at the price set forth therein, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person); (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such; (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom such Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of Section 7(e) hereof; or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

Section 5.    Countersignature and Registration.

(a)    The Rights Certificates shall be duly executed on behalf of the Company by Chairman of the Board of Directors or a Vice President of the Company, either manually or by facsimile or electronic signature, and shall have affixed thereto the Company’s seal or a facsimile or electronic copy thereof which shall be attested to by the Treasurer or Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company, either manually or by facsimile or electronic signature. Upon written request by the Company, the Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually, by facsimile or electronic signature, and shall not be valid for any purpose unless so countersigned, but it shall not be necessary for the same signatory to countersign all of the Rights Certificates hereunder. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although as of the date hereof any such Person was not such an officer.

(b)    Following the Distribution Date and receipt by the Rights Agent of written notice to that effect, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated by the Rights Agent as the appropriate place for surrender of Rights Certificates, together with any required form of assignment and certificate duly executed and properly completed, upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)    Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths (1/1,000) of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights

Agent may reasonably request. Notwithstanding anything to the contrary contained herein, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

(b)    Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof (including a signature guarantee and such other documentation as the Company or the Rights Agent shall reasonably request), and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)    Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the appropriate form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths (1/1,000) of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the time that is the earliest of (i) the Close of Business on the Final Expiration Date and (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof (the earliest of (i) and (ii) being herein referred to as the “Expiration Date”).

(b)    The purchase price for each one one-thousandth (1/1,000) of a share of Preferred Stock pursuant to the exercise of a Right initially shall be three hundred and eight dollars ($308.00) (the “Purchase Price”), subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America accordance with paragraph (c) below.

(c)    Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth (1/1,000) of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon (i) reasonably promptly (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths (1/1,000) of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths (1/1,000) of a share of Preferred Stock as are to be purchased (in which case, certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof; (iii) reasonably promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt thereof, reasonably promptly, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified check, cashier’s check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)    In case the registered holder of any Rights Certificate shall exercise less than all of the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, and registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)    Notwithstanding anything to the contrary contained herein, from and after the first occurrence of a Flip-In Event, any Rights beneficially owned by or transferred to (i) an Acquiring Person (or an Affiliate or Associate of an Acquiring Person); (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person (or of any such Affiliate or Associate) becomes such; (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person (or such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom such Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 7(e); or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or their respective transferees hereunder.

(f)    Notwithstanding anything to the contrary contained herein or any Rights Certificate, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other Company securities upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder of Rights shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner), or Affiliates or Associates thereof, as the Company or the Rights Agent shall reasonably request.

Section 8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the term of this Agreement and any additional time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates cancelled or destroyed by the Rights Agent and shall certify to the Company the accuracy of such records.

Section 9.    Reservation and Availability of Capital Stock.

(a)    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)    So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)    From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of the Rights, to register and qualify such shares of Preferred Stock under the Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as practicable after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities and (ii) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement. Notwithstanding anything to the contrary contained herein, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Act shall have been declared effective, unless an exemption therefrom is available.

(d)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares, whether whole or fractional, of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)    The Company further covenants and agrees that it will pay, when due and payable any and all federal and state transfer taxes and charges which may be payable, in respect of the issuance or delivery of the Rights Certificates or of any certificates for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the Company be required to issue or deliver any certificates for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s reasonable satisfaction that no such tax is due.

Section 10.    Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered with forms of election and certification properly completed and duly executed and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)    In the event the Company shall at any time after the date hereof (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a)(i) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or other capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, then the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)    Subject to Section 23 and Section 24 hereof, in the event that any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths (1/1,000) of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in Section 7(e) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as adjusted) by fifty percent (50%) of the Current Market Price per share of Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 hereof and not pursuant to this Section 11(a)(ii).

(iii)    The Company may, at its option, substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11(a)(ii), a number of shares of Preferred Stock or fraction thereof such that the Current Market Price per share of one share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) multiplied by such number or fraction is equal to the Current Market Price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof). In the event that the number of shares of Common Stock which is authorized by the Company’s Amended and Restated Certificate of Incorporation, as it may be amended, supplemented, corrected or restated from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing Section 11(a)(ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing Section 11(a)(ii) (the “Current Value”), and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 7(e) hereof), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing Section 11(a)(ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are deemed in good faith by the Board to have substantially the same value or economic rights as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the Flip-In Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the proceeding sentence, the term “Spread” shall mean the excess of (x) the Current Value over (y) the Purchase Price. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any determination under the previous sentence. If, upon the occurrence of the Flip-In Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action should be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it temporarily suspends the exercisability of the Rights or when any such suspension is no longer in effect, and shall give the Rights Agent a copy of any public announcement under the preceding sentence. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Flip-In Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).

(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned, directly or indirectly, by the Company or any Subsidiary (other than in a fiduciary capacity) shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent and holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)

(i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the “Current Market Price” per share of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, then, and in each such case, the Current Market Price shall be properly adjusted to reflect the Current Market Price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or Nasdaq or, if the Security is not listed on the NYSE or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed, traded or quoted, and if no market maker is making a market in the Common Stock, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)    For the purpose of any computation hereunder, the Current Market Price per share of a publicly traded Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Current Market Price per share of Preferred Stock cannot be determined in accordance with the method set forth in Section 11(d)(i) hereof or if the Preferred Stock is not publicly held or listed or traded in accordance with the method set forth in Section 11(d)(i) hereof, the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to the Current Market

Price per share of the Common Stock multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, attached hereto as Exhibit A). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)    Notwithstanding anything to the contrary contained herein, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth (1/1,000) of a share of Common Stock or to the nearest one hundred-thousandth (1/100,000) of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths (1/1,000) of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths (1/1,000) of a share of Preferred Stock (calculated to the nearest one hundred-thousandth (1/100,000)) obtained by (i) multiplying (x) the number of one one-thousandths (1/1,000) of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths (1/1,000) of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths (1/1,000) of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth (1/1,000)) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths (1/1,000) of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth (1/1,000) of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths (1/1,000) of a share of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths (1/1,000) of a share of Preferred Stock or other such shares at such adjusted Purchase Price.

(l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths (1/1,000) of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths (1/1,000) of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)    Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) dividends on Preferred Stock payable in shares of Preferred Stock or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)    The Company covenants and agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)    Notwithstanding anything to the contrary contained herein, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare and pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then-outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision or combination is effected. If an event occurs that would require an adjustment under Section 11(a) hereof and this Section 11(o), the adjustments provided for in this Section 11(o) shall be in addition and prior to any adjustment required pursuant to Section 11(a) hereof.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event occurs affecting the Rights or their exercisability as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail or make available a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have any knowledge of any such adjustments or any such event unless and until it shall have received such certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)    In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or shall merge with or into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person shall consolidate with, or shall merge with or into, the Company (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof) and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or any Subsidiary of the Company and a Subsidiary of the Company in one or more transactions, each of which complies with Section 11(n) hereof), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by fifty percent (50%) of the Current Market Price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Section 13 Event; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event; provided that, upon the subsequent occurrence of any Section 13 Event or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b)    “Principal Party” shall mean:

(i)    in the case of any transaction described in clause (i) or (ii) of Section 13(a) hereof, (A) the Person that is the issuer of any securities or other equity interests into which shares of Common Stock are converted in such merger, consolidation or share exchange, or, if there is more than one such issuer, the issuer of the shares of Common Stock that have the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof), or (B) if no securities or other equity interests are so issued, (x) the Person that is the other constituent party to the merger, consolidation or share exchange, if such Person survives said merger, consolidation or share exchange, or, if there is more than one such Person, the Person receiving the shares of Common Stock that have the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof), (y) if the Person that is the other party to the merger, consolidation or share exchange does not survive the merger, consolidation or share exchange, the Person that does survive the merger, consolidation or share exchange (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)    in the case of any transaction described in clause (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power so transferred or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons that has received assets, cash flow or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof);

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term Principal Party shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint ventures, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c)    The Company shall not consummate any Section 13 Event unless (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued (or reserved for issuance) to permit the exercise in full of the Rights in accordance with this Section 13 and (y) prior thereto the Company and such Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof; provided that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

(i)    prepare and file a registration statement under the Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and similarly comply with applicable state securities or “Blue Sky” laws;

(ii)    use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE, Nasdaq or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE, Nasdaq or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE, Nasdaq or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

(iii)    use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(iv)    deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(v)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)    The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

Section 14.    Fractional Rights and Fractional Shares.

(a)    The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or Nasdaq or, if the Rights are not listed or admitted to trading on the NYSE or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary agent selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one one-thousandth (1/1,000) of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth (1/1,000) of a share of Preferred Stock shall be one one-thousandth (1/1,000) of the closing price per share of Preferred Stock (as determined in accordance with Section 14(a)) on the Trading Day immediately prior to the date of such exercise or exchange.

(c)    Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock for which a Right is exercisable shall be the closing price per share of Common Stock (as determined in accordance with Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)    The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate (or, prior to the Distribution Date, such Common Stock) and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b)    after the Distribution Date, the Rights Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms of assignment and certificates, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c)    the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)    notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.    Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths (1/1,000) of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable, out-of-pocket expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent (including employees, directors, officers and agents of the Rights Agent) for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent (including employees, directors, officers and agents of the Rights Agent), for anything done or omitted by the Rights Agent (including employees, directors, officers and agents of the Rights Agent) in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim in connection herewith. The out-of-pocket costs and expenses incurred by the Rights Agent in enforcing this right of indemnification shall also be paid by the Company. The provisions of this Section 18 and Section 20 hereof shall survive the exercise or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.

(b)    The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in Book Entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have constructive knowledge of any event of which it was supposed to receive notification thereof hereunder, and the Rights Agent shall be protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Section 19.    Merger or Consolidation or Change of Name of the Rights Agent.

(a)    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities, or a share exchange, shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.    Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates (or, for Book Entry shares, the notations in the respective accounts for the Common Stock), by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, as to any action taken or omitted by it in good faith and in accordance with such written advice or opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Corporate Secretary or any Assistant Corporate Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20(b).

(c)    The Rights Agent shall be liable hereunder only for its own and its directors’, officers’, employees’, Affiliates’, agents’, advisors’ and representatives’ gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything to the contrary contained herein, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or be responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from the President and Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Secretary or any Assistant Secretary of the Company, and to apply to such officers for written advice or instructions in connection with its duties, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent written advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)    The Rights Agent and any stockholder, Affiliate, member, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent or any such stockholder, Affiliate, member, director, officer, agent, representative or employee under this Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, Affiliate, member, director, officer, agent, representative or employee from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of the Rights or any other Person, resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct in the selection and continued employment thereof (which gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) and/or (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l)    The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any monies held by the Rights Agent pursuant to this Agreement.

(m)    The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n)    The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(o)    The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock (to the extent the Rights Agent is not acting in such capacities), by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his or her Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States of America or of any state of the United States of America or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which has, acting with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least fifty million dollars ($50,000,000) or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) may, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures hereinafter issued by the Company after the date hereof (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.    Redemption and Termination.

(a)    The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock (based on the Current Market Price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) at the time of redemption) or such other form of consideration as the Board shall determine. Notwithstanding anything to the contrary contained herein, the Rights shall not be exercisable after the first occurrence of a Flip-In Event until such time as the Company’s right of redemption hereunder has expired.

(b)    Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or defer in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

(c)    Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and Section 24 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

Section 24.    Exchange.

(a)    The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of the Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the shares of the Common Stock then-outstanding or (ii) the occurrence of a Section 13 Event. From and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive such shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or other distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)    Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give written notice to the Rights Agent and public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)    Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24, who have not verified to the satisfaction of the Company, in its sole discretion, that they are not an Acquiring Person, may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 who have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or other distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement. The Company shall provide the Rights Agent with notice of any substitution under this Section 24(c).

(d)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock, as such term is defined in Section 11(b) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth (1/1,000) of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e)    In the event that there shall not be sufficient shares of Common Stock, Preferred Stock or Equivalent Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock, Preferred Stock or Equivalent Preferred Stock for issuance upon exchange of the Rights.

(f)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events.

(a)    In case the Company shall, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, propose, (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), (v) to effect the liquidation, dissolution or winding-up of the Company or (vi) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each holder of a Rights Certificate and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, combination, subdivision, merger, sale, share exchange, transfer, liquidation, dissolution, or winding-up is to take place and the date of participation therein by the holders of the shares of Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b)    In the event that any Flip-In Event or Section 13 Event shall occur, the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

Section 26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

CoreLogic, Inc.

40 Pacifica

Irvine, California 92618

Attention: Francis Aaron Henry

                 Chief Legal Officer and Corporate Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, properly addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Equiniti Trust Company

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120-4101

Attention: Account Management Team

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, or overnight delivery services, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no additional notice need be given.

Section 27.    Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates, including to shorten or lengthen any time period hereunder; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything to the contrary contained herein, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any amendment or supplement to this Agreement that it has determined in good faith would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Determinations and Actions by the Board, Etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not to amend this Agreement). All such actions, calculations, interpretations and determinations (including, without limitation, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board, or any of the directors on the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, notwithstanding anything to the contrary contained herein, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws, as such may be amended, supplemented, corrected or restated from time to time. Furthermore, if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32.    Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder, and all claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement, each Right, each Rights Certificate issued hereunder, or the negotiation, execution, performance or subject matter of this Agreement, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 33.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 34.    Interpretation. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and clause, section, subsection, paragraph and exhibit references are to the clauses, sections, subsections, paragraphs and exhibits of this Agreement unless otherwise specified. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, unless the context otherwise requires, each of its other grammatical forms shall have a corresponding meaning.

Section 35.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

CORELOGIC, INC.

By	/s/ Frank D. Martell
Name: Frank D. Martell
Title: President and Chief Executive Officer

EQUINITI TRUST COMPANY, as Rights Agent

By	/s/ Martin J. Knapp
Name: Martin J. Knapp
Title: Vice President

[Signature Page to the Rights Agreement]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

CORELOGIC, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware;

CoreLogic, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the board of directors of the Corporation (the “Board”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (as it may be amended, supplemented, corrected or restated from time to time, the “Certificate of Incorporation”), the Board on July 6, 2020, duly adopted the following resolution creating a series of shares of Preferred Stock, par value $0.00001 per share, of the Corporation (the “Preferred Stock”) designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and number of shares and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.    Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then-outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into the Series A Junior Participating Preferred Stock.

Section 2.    Dividends and Distributions.

(A)    Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of common stock, par value $0.00001 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) one dollar ($1.00) or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 6, 2020 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Common Stock that were outstanding immediately following the occurrence of such event.

(B)    The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of one dollar ($1.00) per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date (the actual payment, however, may be deferred if prohibited under any debt instruments).

(C)

(i)    If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii)    During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to Section 2(C)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided that such voting right shall not be exercised unless the holders of a majority of the number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 2(C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten (10) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 2(C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)    In any default period, the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board may (except as provided in Section 2(C)(iii)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Section 2(C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (as the same may be amended, supplemented, corrected or restated from time to time, the “Bylaws”) irrespective of any increase made pursuant to the provisions of Section 2(C)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws).

(D)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)    Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv)    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or as otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) one dollar ($1.00) plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” shall initially be one thousand (1,000). In the event the Corporation shall at any time after July 6, 2020 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8.    No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.    Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10.    Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11.    Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock is executed on behalf of the Corporation by its duly authorized officer as of this 7th day of July, 2020.

Name:
Title:

[Signature Page to Certificate of Designation]

Exhibit B

Form of Rights Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT), UNLESS SUCH DATE IS EXTENDED OR THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]1

Rights Certificate

CORELOGIC, INC.

[1]	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 6, 2020 (the “Rights Agreement”), by and between CoreLogic, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, a limited trust company organized under the laws of the State of New York (or any successor rights agent) (the “Rights Agent”), to purchase from the Company at any time at or prior to the earlier of (i) the Final Expiration Date and (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 of the Rights Agreement (the earlier of clauses (i) and (ii) being herein referred to as the “Expiration Date”) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000) of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, $0.00001 par value per share, of the Company (the “Preferred Stock”), at a purchase price of three hundred and eight dollars ($308.00) per one one-thousandth (1/1,000) of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related certificate properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 6, 2020, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Rights Agreement.

From and after the Flip-In Event, any Rights beneficially owned by (i) an Acquiring Person (or an Affiliate or Associate of an Acquiring Person), (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person (or such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom such Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of Section 7(e) of the Rights Agreement; or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights from and after the occurrence of such Flip-In Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths (1/1,000) of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board at its option at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Rights Agreement, at any time prior to the earlier of the close of business on (i) the tenth (10th) business day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) business day following the Record Date), or (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of Preferred Stock having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[Signature Page Follows]

WITNESS the facsimile or electronic signature of the proper officers of the Company and its corporate seal.

Dated as of                          ,

ATTEST:	CORELOGIC, INC.

By:
Secretary		Name:
Title:

COUNTERSIGNED:

EQUINITI TRUST COMPANY

By:
Name: Authorized Signatory Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                                                    hereby sells, assigns and transfers unto

(Please print name and address of transferee)

                                                                                                                                                                                                              this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          as attorney in fact, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated:                             ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

..............................................................................................................

                                      (To be completed)

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,
Signature
Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

NOTICE

The signature to the foregoing Form of Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment and Certificate is not completed, such assignment will not be honored.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: CORELOGIC, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: ,

Signature

(Signature must conform to holder specified on Rights Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,
Signature
Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

NOTICE

The signature to the foregoing Form of Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Election to Purchase and Certificate is not completed, such election to purchase will not be honored.

Exhibit C

FORM OF

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK OF

CORELOGIC, INC.

On July 6, 2020, the board of directors (the “Board”) of CoreLogic, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.00001 per share, of the Company (the “Common Stock”), to stockholders of record at the close of business on July 17, 2020 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth (1/1,000) of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”) at a purchase price of three hundred and eight dollars ($308.00) per Unit, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of July 6, 2020 (as the same may be amended from time to time, the “Rights Agreement”), by and between the Company and Equiniti Trust Company, a limited trust company organized under the laws of the State of New York, as rights agent (the “Rights Agent”).

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all Common Stock certificates representing shares then-outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date (“Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement or the Board of the Company becoming aware (or, if the tenth (10th) business day after such public announcement occurs before the Record Date, the close of business on the Record Date) that a person or group of affiliated or associated persons (other than the Company, a subsidiary of the Company or an employee benefit plan of the Company or any of its subsidiaries) (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of ten percent (10%) or more, or twenty percent (20%) or more in the case of holders entitled to file a Schedule 13G with the Securities and Exchange Commission, of the outstanding shares of Common Stock (the “Stock Acquisition Date”) (as such time period may be extended pursuant to the Rights Agreement), other than as a result of (a) pre-existing beneficial ownership in excess of the applicable threshold (in which case such person shall become an Acquiring Person if they become the beneficial owner of any additional shares of Common Stock; provided, for the avoidance of doubt, that the modification (directly or indirectly) of any derivative instrument or transaction that is not by its terms exchangeable or exercisable for, or convertible into, Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock of the Company shall be deemed to be an acquisition of beneficial ownership of additional shares of Common Stock of the Company (regardless of whether thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Stock then outstanding beneficially owned by such person)), (b) repurchases of stock by the Company or (c) certain inadvertent actions by institutional or certain other stockholders, and (ii) ten (10) business days (or such later date as the Board of the Company shall determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of derivative securities.

Until the Distribution Date (or earlier expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference (for book entry shares the account statement will contain a notation advising the holders of the Rights Agreement) and (iii) the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights (or book entry shares in respect of such Common Stock), will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates (or book entry shares). Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series A Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire on 5:00 PM, Irvine, California time on July 6, 2021 (the “Final Expiration Date”), unless such date is extended or the Rights are earlier redeemed, exchanged or terminated.

As soon as practicable after the Distribution Date, Rights Certificates will be sent by such means as may be selected by the Company to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of the Company, only shares of Common Stock issued after the Record Date and prior to the earlier of the Distribution Date and the Final Expiration Date (or the date the Rights are earlier redeemed, exchanged or terminated) will be issued with the Rights.

Flip-in Trigger.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger,” below), each holder of a Right will thereafter have the right to receive, upon the exercise of a Right that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $308.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties thereof) following an event set forth in the preceding paragraph would entitle its holder to purchase $616.00 worth of Common Stock (or other consideration, as noted above) for $308.00. Assuming that the Common Stock had a per share value of $61.60 at such time, the holder of each valid Right would be entitled to purchase 10 shares of Common Stock for $308.00.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Stock is changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s consolidated assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have become null and void as set forth above) shall thereafter have the right to receive, upon the exercise of a Right that number of shares of common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock or the occurrence of one of the events described in the preceding “Flip-over Trigger” paragraph above, the Board of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth (1/1,000) of a share of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment). The Company may substitute Series A Preferred Stock (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Stock at an initial rate of one Unit of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per share of Common Stock. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or Units of Series A Preferred Stock or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, consolidation or reclassification of, the Series A Preferred Stock, (ii) if holders of the Series A Preferred Stock are granted certain rights or warrants to subscribe for Series A Preferred Stock or convertible securities at less than the then-current market price of the Series A Preferred Stock, or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness, assets or cash (excluding regular quarterly cash dividends or dividends payable in Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Stock on the last trading day prior to the date of exercise.

Redemption of the Rights.

At any time until prior to the earlier to occur of (i) ten (10) business days after the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, ten (10) business days following the Record Date) and (ii) the Final Expiration Date, the Board of the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right, (as such amount may be adjusted pursuant to the Rights Agreement) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of the Company in its sole discretion may establish. Immediately upon the action of the Board of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of the Rights.

Any of the provisions of the Rights Agreement may be amended by the Board of the Company so long as the Rights are then redeemable. At any time when the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Board of the Company for any reason, including to shorten or lengthen any time period under the Rights Agreement. Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable that may (a) adversely affect the interests of the holders of the Rights as such, (b) cause the Rights Agreement to become amendable other than as already provided in the Rights Agreement and (c) cause the Rights to again become redeemable.

Anti-Takeover Effects.

The Rights are not intended to prevent a takeover of the Company and should not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of ten percent (10%) (or twenty percent (20%) in the case of a Schedule 13G Institutional Investor) or more of the outstanding Common Stock. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

Miscellaneous.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

A copy of the Rights Agreement has been or will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A and/or a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Exhibit 99.1

CoreLogic Board Unanimously Rejects Opportunistic Acquisition Proposal from Senator and Cannae

Determines Proposal Significantly Undervalues CoreLogic, Raises Serious Regulatory Concerns,

and is Not in Best Interests of Shareholders

Materially Raises Full Year 2020 Financial Guidance and Provides Guidance for 2021 and 2022

Increases Share Repurchase Authorization to $1 Billion

Adopts Short-Term Shareholder Rights Plan

IRVINE, CA, July 7, 2020 — CoreLogic Inc. (NYSE: CLGX) today announced that its Board of Directors has unanimously rejected the unsolicited proposal from Senator Investment Group LP and Cannae Holdings Inc., received on June 26, 2020, to acquire all outstanding common shares of CoreLogic for $65.00 per share in cash. After a careful and thorough review, conducted in consultation with its independent financial and legal advisors, CoreLogic’s Board of Directors unanimously concluded that the unsolicited proposal significantly undervalues the Company, raises serious regulatory concerns, and is not in the best interests of its shareholders.

An investor presentation can be found at http://investor.corelogic.com/.

Paul Folino, Chairman of the Board, said, “Our Board is open to all viable paths to increasing shareholder value, and we are willing to meet with Senator and Cannae, but given CoreLogic’s strong momentum, increasing margins, accelerating growth, and multi-faceted value-creation model, we are unanimous in our belief that CoreLogic will be able to deliver significantly more value to shareholders than this opportunistic proposal. The proposal also fails to address the serious regulatory concerns raised by significant overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, including Black Knight and Fidelity National.”

“We are seeing the benefits of our strategic realignment, with significant new business wins and continued growth in market share, revenues, free cash flow and EPS in 2020 driven by growth in the core mortgage and insurance and spatial businesses. CoreLogic today is far more than a play on U.S. mortgage volumes, and our materially increased full-year 2020 financial guidance and new 2021 and 2022 guidance underscore the Board’s confidence that our strategy is working. In addition, we have increased CoreLogic’s share repurchase authorization to $1 billion, demonstrating our confidence in the Company’s prospects as well as our ongoing commitment to returning capital to shareholders.”

Strong Financial Performance Expected in 2020, 2021 and 2022

CoreLogic expects full-year 2020 financial results to materially exceed previously issued revenue, EBITDA and EPS guidance ranges, driven principally by continued market share gains and operating leverage.

Updated FY 2020 Financial Guidance:

$ in millions except adjusted EPS	Previous Guidance	Updated Guidance
Revenue	$1,690 - $1,730	$1,840 - $1,880
Adjusted EBITDA(1)	$500 - $525	$565 - $585
Adjusted EPS(2)	$2.80 - $3.00	$3.40 - $3.60

(1)	Net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments
(2)

Diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; assumes an effective tax rate of 26% for 2020

The updated 2020 guidance builds off multiple quarters of strong results, with CoreLogic beating analyst consensus estimates of revenue, adjusted EPS and adjusted EBITDA for full year 2019 and Q1 2020. The Company recently announced increased revenue and EBITDA guidance for Q2 2020.

CoreLogic today also provided 2021 and 2022 financial guidance, reflecting market share gains and major new business wins as well as latest estimates of housing market activity. The Company is confident in its ability to deliver significant value to shareholders by continuing to execute its strategic initiatives and enhance its competitive positioning.

2021 and 2022 Financial Guidance:

$ in millions	2021	2022
Revenue	$1,910 - 1,950	$2,000 - 2,040
Adjusted EBITDA	$595 - 615	$630 - 650

Increasing Return of Capital to Shareholders

Reflecting its confidence in CoreLogic’s business outlook, the Board has increased CoreLogic’s share repurchase authorization to $1 billion. The increased share repurchase authorization is in addition to CoreLogic’s recently initiated quarterly dividend and reflects the Board’s stronger outlook for the business and continued intention to return a significant portion of free cash flow to shareholders.

Short-Term Shareholder Rights Plan

CoreLogic’s Board of Directors has also adopted a short-term shareholder rights plan to ensure that all shareholders are able to realize the long-term value of their investment in CoreLogic.

Under the rights plan, CoreLogic will distribute to its stockholders a dividend of one right for each share of its common stock held as of the close of business on July 17, 2020. Each right is attached to and trades with the associated share of common stock. The rights will generally be exercisable only if a person or group acquires beneficial ownership of 10% or more of the Company’s common stock (or 20% in the case of certain passive investors). This includes such person’s or group’s ownership of derivative instruments, and any such person or group who exceeds the applicable threshold as of adoption of the plan is grandfathered from triggering the plan until such time as they become the beneficial owner of any additional shares of Company common stock or derivative instruments, as further detailed in the rights plan.

If the rights become exercisable, each right (other than rights held by the acquirer and related parties triggering the plan) will entitle the holder to purchase a number of shares of CoreLogic’s common stock with a market value that equals twice the exercise price of the right. Further details about the rights plan are contained in a Form 8-K to be filed with the Securities and Exchange Commission.

Evercore is serving as financial advisor to CoreLogic and Skadden, Arps, Slate, Meagher & Flom is serving as CoreLogic’s legal advisor.

Shareholder Letter

CoreLogic today sent the following letter to its shareholders regarding the Senator/Cannae proposal:

July 7, 2020

Dear Fellow Shareholder,

As you may know, CoreLogic recently received an unsolicited acquisition proposal for $65.00 per share in cash from two of its shareholders, Senator Investment Group LP and Cannae Holdings Inc. After a careful and thorough review, conducted in consultation with our independent financial and legal advisors, the Board unanimously rejected the proposal based on its belief that the proposal significantly undervalues CoreLogic, is opportunistically timed, fails to address serious regulatory concerns, and is not in the best interests of shareholders other than Senator and Cannae.

We want to explain to you why we made this decision and why you can be confident that your Board is laser-focused on delivering maximum value to shareholders.

Senator and Cannae’s Proposal is Opportunistically Timed to Benefit Them

Senator and Cannae are experienced investors who have an understanding of our business and our industry. They know CoreLogic has transformed its business model, is generating significant momentum, and has a wealth of opportunities across its business. Their proposal is opportunistically timed to acquire CoreLogic at a low valuation and then take all the upside that is rightfully yours.

Even their announcement timing was opportunistic, and their public letter appears designed to mislead shareholders. On the evening of June 25, the day before Senator and Cannae announced their proposal, CoreLogic raised Q2 guidance, which resulted in the stock price increasing by ~9% to $57.80 in after-hours trading. Senator and Cannae scrambled to get their announcement out before the market opened on June 26 and before the impact of CoreLogic’s announcement was reflected in the stock price, so they could claim it provided a large premium. In fact, their proposal represents only a 12.5% premium to where CoreLogic had traded on fundamentals the night before.

Senator and Cannae suggested that CoreLogic increased guidance to thwart them, but they know full well that CoreLogic had no knowledge of their proposal until we saw their press release on June 26. Indeed, it appears that Senator and Cannae themselves didn’t intend to submit their proposal that morning, and it was only after they saw the positive impact our guidance had on our after-market share price that they did so. Evidence of this haste is that they had not even completed their acquisition of the 15% economic ownership they claimed in their press release. Based on their own SEC filings, they acquired over 3% on June 26 after their pre-market announcement. Tellingly, they bought some shares at prices above $68.00 per share, revealing they know the shares are worth more than $65.00 per share.

CoreLogic’s Board Has Transformed the Business and Has a Strong Track Record

Since the spin-off in 2010, CoreLogic’s highly qualified Board has overseen successful execution on key initiatives and repositioned the Company into a stronger business with an improved growth and margin profile. CoreLogic is now a less cyclical, more diversified business, with a favorable business mix, differentiated technology, and growth and margin enhancement from productivity initiatives. Over that period, the Board has overseen:

•	Growth in share and market leadership in key operating units

•	Building out high-margin growth drivers: insurance, spatial/hazard, valuation, marketing and realtor solutions

•	Scaling of core mortgage operations

•	Bundled solution packages leveraging our efficient and integrated technology and back-office infrastructure

•	Successful cost productivity initiatives

•	Margins exceeding 30% in last 12 months with further margin expansion expected

•	Migration to Google Cloud Platform

•	Investment in automation and AI

•	Organizational efficiencies/managing headcount

•	Revenue mix shift toward platform and higher profit solutions driving predictability and margins

•	Expanded platform offerings related to mortgage underwriting, home purchase-related marketing services, and insurance and spatial solutions

Executing on these initiatives has led to strong financial results – CoreLogic has met or exceeded consensus estimates for revenue and adjusted EBITDA in each of the past five quarters.

We Have Strong Momentum and it is Accelerating

CoreLogic remains committed to leveraging content, technology and connectivity to power growth, and our momentum continues to accelerate as we execute our plan. In Q1 2020, CoreLogic delivered growth in market share, revenues, free cash flow and earnings per share driven by growth in the core mortgage business as well as the insurance and spatial businesses.

The actions taken to position our business for substantial value creation are already being realized, as evidenced by our increase in Q2 and FY 2020 guidance as well as newly provided guidance for 2021 and 2022. Specifically, this includes:

•

Increasing fiscal 2020 revenue guidance to $1,840 to $1,880 million, adjusted EBITDA guidance to $565 to $585 million, and adjusted EPS guidance to $3.40 to $3.60 — midpoint increases of 9%, 12% and 21%, respectively

•	Providing 2021 revenue guidance of $1,910 to 1,950 million and adjusted EBITDA guidance of $595 to 615 million

•	Providing 2022 revenue guidance of $2,000 to 2,040 million and adjusted EBITDA guidance of $630 to 650 million

•	Increasing share repurchase authorization to $1 billion

We are Market Leaders and Strategic Partners to Clients and Continue to Diversify our Business Mix

Fundamental to the strength of our market position are the efforts taken to diversify our verticals and geographic footprint. Over the last few years, we have grown share and leadership positions in key operating units and built out high-margin growth drivers across insurance, spatial/hazard, valuation, marketing and realtor solutions. We continue to scale our mortgage operations as we further diversify into adjacent business opportunities.

CoreLogic is also evolving to a more predictable revenue mix expected to further drive margins, as well as transforming mission-critical data and workflow solutions through technology and data innovations by migrating toward the Google Cloud Platform. We anticipate realizing associated cost efficiencies and enhanced security measures from the transition.

Based on our forecasted 2021 EBITDA, the Senator/Cannae proposal is in line with our standalone value based on EV/EBITDA multiples we have traded at recently. It provides no takeover premium, ascribes no value to our recently announced business wins and strong pipeline, and ignores the impact of increased return of capital. Furthermore, it fails to reflect potential multiple expansion underpinned by our transformed business and strong guidance. The reality is that CoreLogic today has growth and margin profiles consistent with other publicly traded information service providers.

Proposal Raises Serious Regulatory Concerns

The proposal also fails to address serious regulatory concerns raised by the significant overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, including Black Knight and Fidelity National. Senator and Cannae fail to acknowledge the inherent regulatory risks in their proposal or address how a transaction could receive regulatory approval and how long that could take.

Commitment to Value

CoreLogic’s Board is committed to delivering value to CoreLogic shareholders who are already reaping the benefits of our progress.

We are open to all viable opportunities to increase value, and we are willing to meet with Senator and Cannae to learn more about their proposal and position on a number of important matters, including ability to deliver appropriate value and plans to address regulatory and other concerns.

We will continue to work tirelessly on your behalf to generate superior shareholder value.

Best Regards,

The CoreLogic Board of Directors

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy, and protect their homes. For more information, please visit www.corelogic.com.

Safe Harbor/Forward-Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results in 2020, 2021 and 2022; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the SEC. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

This press release contains certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EPS, which are provided only as supplemental information. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. The Company believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding the Company’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Because the non-GAAP measures included herein are forward-looking, the Company is not able to provide a reconciliation, without unreasonable efforts, of its forward-looking guidance of adjusted EBITDA or adjusted EPS to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure.

Important Additional Information and Where to Find It

In the event that Senator and Cannae file a consent solicitation statement or a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a solicitation to, among other things, possibly remove directors in furtherance of the Unsolicited Proposal (the “Solicitation”), the Company plans to file a proxy statement or a consent revocation statement, as applicable (each, a “Solicitation Statement”), with the SEC, together with a WHITE proxy card or consent revocation card, as applicable. SHAREHOLDERS ARE URGED TO READ THE APPLICABLE SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Solicitation Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card or consent revocation card, as applicable) when filed by the Company with the SEC in connection with the Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Solicitation. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the applicable Solicitation Statement and other materials to be filed with the SEC in connection with the Solicitation. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com

Exhibit 99.2

CoreLogic

Investor Update

July 2020

Investor Update July 2020 Exhibit 99.2

Safe Harbor / Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results in 2020, 2021 and 2022; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the SEC. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. In the event that Senator and Cannae file a consent solicitation statement or a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a solicitation to, among other things, possibly remove directors in furtherance of the Unsolicited Proposal (the “Solicitation”), the Company plans to file a proxy statement or a consent revocation statement, as applicable (each, a “Solicitation Statement”), with the SEC, together with a WHITE proxy card or consent revocation card, as applicable. SHAREHOLDERS ARE URGED TO READ THE APPLICABLE SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Solicitation Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card or consent revocation card, as applicable) when filed by the Company with the SEC in connection with the Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at 1 (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022. Important Additional Information and Where to Find It Participants in the Solicitation The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Solicitation. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the applicable Solicitation Statement and other materials to be filed with the SEC in connection with the Solicitation. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above. This presentation contains certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EPS, which are provided only as supplemental information. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. The Company believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding the Company’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Because the non-GAAP measures included herein are forward-looking, the Company is not able to provide a reconciliation, without unreasonable efforts, of its forward-looking guidance of adjusted EBITDA or adjusted EPS to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures 1

Introduction Our business momentum and growth trajectory are evident, accelerating and sustainable The $65.00 per share proposal by Cannae Holdings and Senator Investment Group significantly undervalues the potential of CoreLogic’s multi-faceted value creation strategy – hostile proposal launched with stock at $57.80(1) and rising Unsolicited proposal is opportunistic and press statements are replete with inaccuracies CoreLogic is the information currency for the residential property ecosystem – market leadership in housing finance, real estate and insurance CoreLogic is open to all viable paths to create value and is willing to meet with Senator/Cannae Serious regulatory concerns given significant overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, Bill Foley – Black Knight and Fidelity National 2 Based on 6/25/2020 after hours trading price

CoreLogic Today Global Leader in Residential Property Data, Analytics and Data-Enabled Services 2020 By the Numbers $1.86 billion Revenue Guidance(1) ~5,000 Employees Irvine, CA Headquarters 9 Countries Business Overview Market Leader Property Intelligence & Risk Management Property Insights Solutions to find the right property P Insurance & Spatial Solutions to help protect property Weather and climate modelling P Underwriting & Workflow Solutions Property Tax Solutions Provides property tax monitoring, reporting and outsourcing P Credit Solutions Mortgage and auto credit solutions Borrower verification portal Credit reports on under-banked consumers P Valuation Solutions Platform and appraisal management services P Flood Services Leading supplier of flood data and compliance services P $3.50 Adjusted EPS Guidance(1) (2) More than 7 of 10 US Mortgages Based on midpoint of FY 2020 guidance (see page 6) For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 3

CoreLogic

Real estate agents
National mortgage lenders
Insurance companies
Regional mortgage lenders
Commercial banks
Credit unions
Brokers
Mortgage servicers
Investment banks
Government agencies
Property Mgmt. Companies
REITs
Fixed income investors
MLS companies
1+ million end-users who rely on us to reduce risk, enhance transparency and improve business performance
Integrate
Standardize
Enhance
Ingest
Derive
AI
CoreLogic
Cloud-based advanced analytics and machine learning platform
Natural / catastrophe risk data
Spatial data
Location intelligence data
Hazard data
Parcel records (~99% of US covered)
Appraisal data
Mortgage application data
Construction cost data
Tenancy data
Real estate portfolio performance data
Consumer credit data
Flood data
Replacement cost data
Tax data
Transaction data (1 billion + records)
Liens and encumbrances data
Loan performance data
Eviction data
Criminal background records data

©2020 CoreLogic, Inc. All Rights Reserved.

4

CoreLogic is the Information Currency for the Residential Property Ecosystem 1+ million end-users who rely on us to reduce risk, enhance transparency and improve business performance National mortgage lenders Hazard data Natural / catastrophe risk data Appraisal data Tenancy data Parcel records (~99% of US covered) Tax data Spatial data Location intelligence data Transaction data (1 billion + records) Eviction data Mortgage application data Flood data Replacement cost data Liens and encumbrances data Construction cost data Loan performance data Consumer credit data Criminal background records data Real estate portfolio performance data Government agencies Insurance companies REITs Property Mgmt. Companies MLS companies Real estate agents Fixed income investors Regional mortgage lenders Mortgage servicers Brokers Credit unions Commercial banks Investment banks Ingest Integrate Enhance AI Standardize Derive Cloud-based advanced analytics and machine learning platform 4

CoreLogic

CoreLogic's Accelerating Business Momentum

CoreLogic’s Accelerating Business Momentum

Strong Momentum is Evident Strong Q1 2020 Results Increased Q2 2020 Guidance on June 25th Revenue(1) 12% YoY Operating Income 216% YoY Adjusted EBITDA(2) 33% YoY Adjusted EPS(3) 69% YoY Q2 2020 Guidance Update Δ(4) Revenue $455-$465 +6% Adjusted EBITDA(2) $145-$150 +16% Following the increase of our Q2 2020 guidance, our stock price increased to $57.80 on 6/25/2020 after hours Reconciliation to GAAP Source: CoreLogic earnings announcement and 8-K dated April 30, 2020 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units) For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 For the definition of Adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020 Based on midpoint of guidance ranges ($ in millions) 5

($ in millions except adjusted EPS) FY 2020 Guidance (February) FY 2020 Guidance (July Update) Change in Guidance(5) Revenue YoY Growth (%)(1) $1,690-$1,730 1%(5) $1,840-$1,880 10%(5) +9% Adjusted EBITDA(2) Adjusted EBITDA Margin(3) $500-$525 ~30%(5) $565-$585 ~31% (5) +12% Adjusted EPS(4) $2.80-$3.00 $3.40-$3.60 +21% Value Creation is Accelerating… We are materially raising our FY 2020 guidance, a proof point of strong momentum from market, share gains, mix and productivity FY 2020 revenue growth – want to show it as pro forma, footnote it for AMC restructure impact First bullet under assumptions from prior guidance releases GAAP reconciliation Confirm revenue growth rates based off Pro Forma #s Confirm Guidance ranges Strategic initiatives Confirm new business wins descriptions Confirm wording bottom of p13 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units) For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 Represents the ratio of adjusted EBITDA to revenue, each as defined in the company’s most recent earnings release For the definition of Adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020 Based on midpoint of guidance ranges 6

…With a Sustainable Growth Trajectory ($ in millions) FY 2021 FY 2022 Longer-Term Target Revenue YoY Growth (%) $1,910-1,950 ~4% Growth $2,000-2,040 ~5% Growth Mid to Upper Single Digit Growth Target Adjusted EBITDA(1) Target Adjusted EBITDA Margin(2) $595-615 31-32% $630-650 ~32% ~35%+ Margin Target For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 Represents the ratio of adjusted EBITDA to revenue, each as defined in the company’s most recent earnings release 7

Strong Foundation Underpinning Outlook Expected revenue growth of 10% in FY 2020(1) accelerating and fueled by: 4 “mega” wins which are expected to increase revenue by ~2% in FY 2021 Share gains in insurance, spatial and other PIRM solutions and UWS wins Pricing and new product roll-outs (Example: OneHome platform servicing 850,000 realtors launched in 2020) Expected margin expansion of ~500 basis points from FY 2017 – FY 2020 Target significant additional margin expansion from FY 2020 – FY 2022, in-line with past track record, from in-flight programs: Cloud platform migration AI and automation Real estate consolidation and productivity High cash flow drives consistent material capital return via dividend and share repurchases 2020-2021 mortgage market forecasts consistently raised over the past 12 months Rates likely to move lower well into the future, supporting strong housing market activity for years to come $5 trillion to $8 trillion of potential mortgages outstanding with financial incentive to refinance 8 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units)

Proposal Significantly Undervalues CoreLogic’s Business Today and Tomorrow CoreLogic’s transformation strategy is yielding results – FY 2020 is on track to be a record year in profitability with strong growth Market recognized business momentum when the stock traded to $57.80 (up 9%) after we announced our increased Q2 2020 guidance on 6/25/2020 and did not yet reflect: Our materially increased FY 2020 guidance or Our strong guidance for FY 2021 and FY 2022 Based on our updated guidance, Senator/Cannae’s $65.00 per share proposal as a multiple of our FY 2021 adjusted EBITDA is in line with forward adjusted EBITDA multiples that CoreLogic has traded at recently It ascribes no takeover premium It gives no value to recently announced mega business wins and our strong pipeline It ignores our expected increased return of capital to shareholders It also fails to reflect the potential valuation multiple expansion, underpinned by our transformed business with increasing non-mortgage growth and lower mortgage dependency Our plan, as outlined today, delivers revenue and adjusted EBITDA growth consistent with other publicly-traded information service providers which trade at forward adjusted EBITDA multiples well in excess of our current implied forward adjusted EBITDA multiple on our updated outlook Even Senator / Cannae recognize the value upside in CoreLogic – Senator was buying shares at prices up to $68.27 on the day it announced its proposal 9

CoreLogic

CoreLogic's Strategy to Deliver Future Value

CoreLogic’s Strategy to Deliver Future Value

CoreLogic's Value Creation Model

1. CoreLogic is a Story of Successful Transformation… and the Company is at a Compelling Inflection Point with Double Digit Growth and Record Profitability and FCF
2. Accelerating Revenue Growth with Strong Organic Non-Mortgage Pick-Up
3. Continuing to Drive Efficiency
4. Significant Return of Capital to Shareholders
5. Shareholder-Friendly Corporate Governance & Experienced Board

©2020 CoreLogic, Inc. All Rights Reserved.
10

CoreLogic’s Value Creation Model Continuing to Drive Efficiency 3 Accelerating Revenue Growth with Strong Organic Non-Mortgage Pick-Up 2 CoreLogic is a Story of Successful Transformation… and the Company is at a Compelling Inflection Point with Double Digit Growth and Record Profitability and FCF 1 Significant Return of Capital to Shareholders 4 Shareholder-Friendly Corporate Governance & Experienced Board 5 10

2010 – 2015 CoreLogic Is a Story of Successful Transformation… Spin-off from First American Financial 2016 – 2019 Built out leading collateral valuations platform Extend Market Leadership Position, Invest for Growth While Driving Margin Expansion Establish an Independent, Scalable Market Leader Launched transition of tech stack to Google Cloud Platform Expanded non-mortgage business from ~25% to ~40% Reinvigorated go-to-market organization 1 Executed significant divestitures and portfolio rationalization (30+% of revenue) Implemented significant cost optimization programs (~$200 million annualized) Reimagined data repositories and private cloud tech stack Repurchased 35 million shares Exited additional non-core units (~$125 million revenue) Reduced costs by $25+ million/year, achieving ~30% adjusted EBITDA margin ahead of plan Repurchased 14 million shares and launched dividend program 11 Spin-off from First American Financial Integrated data repositories and private cloud tech stack Executed significant divestitures and portfolio rationalization (30+% of revenue) Implemented significant cost optimization programs (~$150 million annualized) Repurchased 35 million shares Built out leading collateral valuations platform Launched transition of tech stack to Google Cloud Platform Expanded non-mortgage business from ~30% to ~40% Bolstered go-to-market organization Exited additional legacy non-core units (~$100 million revenue) Reduced costs by $25+ million/year, achieving ~30% adjusted EBITDA margin ahead of plan Repurchased 14 million shares and launched dividend program

…and the Company Is at a Compelling Inflection Point 1 2020… Record financial results – YTD and projected full year …and Beyond Sustainable mid to high single-digit organic growth on heels of “mega wins” and product innovations to help Find, Buy & Protect homes Efficient cloud-based platform ripe for our inorganic growth initiatives underway Macro tailwinds in massive addressable mortgage and non-mortgage market Significant platform investments in “rear-view” resulting in massive operating leverage (35+% long-term margin) 1H margins above 30% with 60+% FCF conversion “Mega” wins in PIRM and UWS support sustainable accelerating growth Further diversification toward non-mortgage revenue “Step on the Gas” (Accelerate Growth and Margin Expansion) 12 Record financial results – YTD and projected full year 1H margins above 30% with 60+% FCF conversion “Mega” wins in PIRM and UWS support sustainable accelerating growth Further diversification toward non-mortgage revenue Sustainable mid to high single-digit growth on heels of “mega wins” and product innovations to help Find, Buy & Protect homes Integrated cloud-based technology and digital data platform will support organic and inorganic growth at scale Macro tailwinds in massive addressable mortgage and non-mortgage market Significant platform investments in “rear-view” resulting in additional operating leverage (35+% long-term margin) In-flight strategic plan provides visibility into additional potential upside above recently announced guidance

CoreLogic Has Consistently Delivered for Shareholders Through the Post-Recession Housing Recovery Cycle 185% TSR Since Spinoff $51.50 share price before the COVID-19 crisis and our revised guidance for Q2 20201 $57.80 after-market share price following release of updated guidance on 6/25 and prior to unsolicited proposal Source: FactSet Note: TSRs as of 6/25/2020 and assume reinvested dividends As of 2/20/2020 close, prior to Italy shutdown and reports of global surge in cases $1.5 billion Capital returned to shareholders since 2011 spin-off 1 13

Accelerating Revenue Growth with Strong Organic Non-Mortgage Pick-Up Successful Key Initiatives… Significant New Business Wins Mega wins announced in Q1 2020 and recent Q2 2020 mega wins add ~200 bps of organic growth in 2021 Strategic mega wins in insurance and spatial Over 50 new wins and share gains New Strategic Partnerships Launched OneHome to more than 850,000 realtors National roll out of HomeVisit – digital tours and marketing solutions Borrower verification suite – secured top mortgage lender Sales & Marketing Reinvigorated leadership team Industry leading domain expertise Solutions packages and multi-year agreements Pricing enhancements Q1 2020 YoY revenue growth rate of 12%(1) Revised Q2 2020 guidance higher Expected FY 2020 revenue growth rate of 10%(1)(2) Accelerated PIRM growth rates – insurance, climate models, other …Have Catalyzed Results 2 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units) Based on midpoint of guidance 14

2 Diversifying Revenue Base

~35%
~40%
~ 50%
2018
Today
2022 Target
Non-Mortgage Revenue
Mortgage Revenue

©2020 CoreLogic, Inc. All Rights Reserved.

15

Diversifying Revenue Base CONFIRM 2011 breakdown Non-Mortgage Revenue Mortgage Revenue 2 15

CoreLogic

3 Continuing to Drive Efficiency

Adjusted EBITDA margins have consistently improved YoY

22%
26%
28%(1)
29%(2)
~31%
31-32%
~32%
2011
2017
2018
2019
2020E
2021E
2022E

Ongoing Efficiency Initiatives

Long-Term 35%+ Adjusted EBITDA Margin[3] Target

©2020 CoreLogic, Inc. All Rights Reserved.

16

Continuing to Drive Efficiency Long-Term 35%+ Adjusted EBITDA Margin(3) Target Ongoing Efficiency Initiatives Migrating to Google Cloud platform Significant investments in automation and AI Real estate consolidation and productivity programs Adjusted EBITDA margins have consistently improved YoY Includes favorable impact of $23 million one time contract amendment 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units) Represents the ratio of adjusted EBITDA to revenue, each as defined in the company’s most recent earnings release 3 16

A Track Record of Operational Excellence Adjusted EPS 21% CAGR Adjusted EBITDA Margin ~900bps Revenue 6% CAGR Adjusted EBITDA 10% CAGR Growth in share and market leadership in key operating units Building out high margin growth drivers – insurance, spatial/hazard, valuation, marketing and realtor solutions Scaling of core mortgage operations Bundled solution packages leveraging our efficient and integrated technology and back-office infrastructure Successful cost productivity initiatives Over 30% margin on trailing 12-month basis(2) with additional margin expansion expected Technology and data capture transformations Investment in automation and AI Organization efficiencies / managing headcount Revenue mix shift toward platform and higher profit solutions driving predictability and margins Expanded platform offerings related to mortgage underwriting, home purchase-related marketing services and insurance and spatial solutions Durable cash-generative business model Generation of $315 million in free cash flow, representing a conversion rate of 59% of our adjusted EBITDA on a trailing 12-month basis(2) Operating Performance FY 2011 – FY 2020E(1) Based on midpoint of FY 2020 Guidance As of Q1 2020; 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit non-core units) 3 17

Significant Return of Capital to Shareholders

4

CoreLogic

Total Capital Returned ($ in millions)

Prior Cumulative
Periodic
207
433
674
766
863
1,058
1,265
1,374
1,461
1,504
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 YTD

$1.5 billion
returned to shareholders since 2011 spin-off

Share repurchase authorization increased to
$1 billion

$0.22/share
quarterly dividend initiated in Q4 2019

©2020 CoreLogic, Inc. All Rights Reserved.

18

Significant Return of Capital to Shareholders Visibility into strong business performance, cash flow generation and robust balance sheet enable increased return of capital to shareholders Total Capital Returned ($ in millions) Share repurchase authorization increased to $1 billion Prudent management of debt targeting 3x leverage near-term $0.22/share quarterly dividend initiated in Q4 2019 $1.5 billion returned to shareholders since 2011 spin-off 4 18

5 Shareholder-Friendly Corporate Governance & Experienced Board

Highly Qualified Board of Directors…

Real Estate / Insurance / Technology

12 of 12

Financial / M&A Experience

8 of 12

Investing Expertise

7 of 12

Gender Diversity

3 of 12
female directors

…With Recently Added Independent Directors

Vikrant Raina
Partner, BV Investment Partners

Claudia Fan Munce
Venture Advisor, New Enterprise Associates

- **Independent Chairman**
- **Annually-elected directors**
- **Shareholders may act by written consent**
- **Shareholders can call special meetings**
- **Opted out of Section 203 of Delaware General Corporation Law**
- **Majority voting standard**
- **Compensation correlated with performance – CEO pay was 0.87x the peer median**
- **Short-term shareholder rights plan**

©2020 CoreLogic, Inc. All Rights Reserved.

19

Shareholder-Friendly Corporate Governance & Experienced Board Pamela H. Patenaude Former Deputy Secretary, U.S. Department of Housing and Urban Development J. Michael Shepherd Chairman and Former President & CEO, Bank of the West Annually-elected directors Shareholders can call special meetings Opted out of Section 203 of Delaware General Corporation Law Independent Chairman Majority voting standard Shareholders may act by written consent Compensation correlated with performance – CEO pay was 0.87x the peer median 12 of 12 8 of 12 7 of 12 3 of 12 female directors …With Recently Added Independent Directors Highly Qualified Board of Directors… Short-term shareholder rights plan Claudia Fan Munce Venture Advisor, New Enterprise Associates Vikrant Raina Partner, BV Investment Partners 5 19

Senator & Cannae’s Proposal Is Opportunistic, Significantly Undervalues CoreLogic, and Poses Serious Regulatory Concerns

Senator/Cannae’s Proposal is Opportunistic, Risky and Significantly Undervalues CoreLogic Senator/Cannae never engaged with us about a potential acquisition – we received their proposal after they announced it publicly Senator/Cannae used derivatives to circumvent public filing requirements and disguise their opportunistic acquisition of shares during a post-COVID stock price dip Our stock traded up 9% to $57.80 after the market close on 6/25/2020, following our release of updated guidance and before Senator/Cannae’s announcement We released our increased Q2 2020 guidance consistent with our past practice, and not in response to Senator/Cannae or their stealth accumulation, as they claimed Senator/Cannae try to take credit for increases in our stock price – but they can’t take credit for an uptick in value that is well above previous values and was driven by our guidance Senator/Cannae want to avoid comparing their no premium bid to a stock price that reflects our increased Q2 2020 guidance ($57.80) or the likely stock price impact of our announcements today It seems pretty clear that this concern drove the timing of their hostile public bid Note that this new “undisturbed” stock price does not reflect the updated FY 2020 guidance and strong FY 2021, FY 2022 and long-term guidance we have outlined in this presentation The proposal raises serious regulatory concerns given overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, Bill Foley, including Black Knight and Fidelity National Senator/Cannae’s announcement is replete with inaccuracies – in an attempt to divert attention away from the facts Senator and Cannae bought over 2 million CLGX shares on June 26, after making their proposal, at prices as high as $68.27, making it clear they believe our shares to be worth more than $65.00 Contrary to Senator/Cannae’s false statements, they never engaged with us about a potential acquisition – we received their proposal after they announced it publicly 20

CoreLogic’s Highly Qualified Board Thoroughly Evaluated the Proposal Following Senator and Cannae’s public proposal, CoreLogic engaged Evercore to serve as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP to serve as legal counsel in order to assist with the thorough evaluation of the proposal CoreLogic’s Board is comprised of directors with track records of successfully evaluating and executing public M&A transactions 8 directors with public M&A experience, including at Actel, Ameristar, Pinnacle Entertainment, LifeLock, aQuantitative Over $20 billion of public M&A experience among CoreLogic’s directors After a careful and thorough review conducted in consultation with its independent financial and legal advisors, CoreLogic’s Board concluded that Senator and Cannae’s unsolicited proposal significantly undervalues the Company and is not in the best interest of shareholders The Board is focused on generating shareholder value and will consider any viable path that would reasonably be expected to enhance the value of the Company for our shareholders We are willing to meet with Senator and Cannae to learn more details about their proposal and position on a number of important matters, including ability to deliver appropriate value and plans to address regulatory and other concerns 21

CoreLogic is Well Positioned to Deliver Substantial Shareholder Value Near-term revenue growth is substantial, including significant customer wins which are driving record revenues and EPS 12%(1) YoY revenue growth in Q1 2020; 10%(1)(2) YoY revenue growth expected for FY 2020; ~4%(3) revenue CAGR forecasted from FY 2020 – FY2022 Visibility into increasing near-term profitability outlook Adjusted EBITDA guidance of $565 – $585 million for FY 2020 (+15.6% YoY) and $595 – $615 million for FY 2021 Operating leverage and adjusted EBITDA margin expansion from stronger mix shift, efficiency initiatives Increased adjusted EBITDA margins by ~500 bps YoY during Q1 2020(1), and expected to increase adjusted EBITDA margins by ~80 bps(3) from FY 2020 – FY 2022 Aggressive repositioning – from the vast majority of our revenue being mortgage-dependent in 2011 to ~60% today and targeting ~50% by FY 2022 Increasing our share repurchase authorization to $1 billion We are committed to acting in the best interests of shareholders, as reflected by our shareholder-friendly governance policies including annually elected directors and allowing for shareholders to call special meetings and act by written consent We are open to all paths to creating value including meeting with Senator/Cannae Our plan is poised to deliver value significantly in excess of Senator/Cannae’s $65.00 per share proposal, which is not in the best interest of shareholders 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units) Based on midpoint of guidance Based on midpoint of FY 2022 guidance compared against midpoint of FY 2020 guidance 22

Exhibit 99.3

Corporate Office 40 Pacifica, Suite 900 Irvine, California, 92618

July 7, 2020

Cannae Holdings, Inc.

1701 Village Center Circle

Las Vegas, NV 89134

Attention: Richard N. Massey

Senator Investment Group, LP

510 Madison Ave #28

New York, NY 10022

Attention: Quentin Koffey

Dear Messrs. Massey and Koffey:

The Board of Directors of CoreLogic, Inc., with the assistance of its independent financial and legal advisors, has carefully and thoroughly reviewed your proposal of June 26, 2020 in which you proposed to acquire CoreLogic at a price of $65 per share. After such review, our Board of Directors unanimously concluded that your unsolicited proposal significantly undervalues the Company, raises serious regulatory and customer concerns, and is not in the best interests of CoreLogic shareholders.

As you are aware, CoreLogic has been successfully executing on its strategic plan, with continued growth in market share, revenues, free cash flow and EPS, as evidenced by our recent announcements. We have multiple opportunities for value creation available to us, and the Board of Directors believes that we will be able to deliver significantly more value to shareholders than your proposal.

CoreLogic’s Board of Directors and management are committed to maximizing value for all CoreLogic shareholders, and we are open to considering all viable paths to do so. While your proposal does not provide adequate value to our shareholders and it raises serious regulatory and customer concerns, we are willing and prepared to meet with you to learn more about your proposal and position on a number of important matters, including your ability to deliver appropriate value and plans to address the regulatory and other concerns raised by your proposal.

Sincerely,

/s/ Frank D. Martell	/s/ Paul F. Folino

Frank D. Martell	Paul F. Folino
President and Chief Executive Officer	Chairman of the Board